FFTW Funds, Inc.
Prospectus dated May 1, 2003
Supplement Dated August 29, 2003



THE FOLLOWING INFORMATION REPLACES THE BIOGRAPHICAL INFORMATION FOR STEPHANE FERTAT AND SUPPLEMENTS THE SECTION ENTITLED "PORTFOLIO MANAGERS" IN THE
PROSPECTUS FOUND ON PAGES 24 AND 25 TO INCLUDE BIOGRAPHICAL INFORMATION FOR DAVID J. MARMON AND STEWART M. RUSSELL:

STEPHANE FERTAT, CFA, PORTFOLIO MANAGER. Mr. Fertat has primary responsibility for management of the International and the Global Inflation-Indexed Hedged Portfolios. He joined FFTW in 1997 as a member of the European investment team. He is responsible for pan-European government security selection and specializes in the management of portfolios regulated under the European Union's Undertakings for the Collective Investment in Transferable Securities (UCITS). Mr. Fertat's initial role at FFTW was improving risk control systems. He then managed bonds from Scandinavian countries before becoming a full-time market specialist in Europe. Mr. Fertat has an M.B.A. in finance from the Ecole Superieure de Commerce de Paris (ESCP).

DAVID J. MARMON, MANAGING DIRECTOR, PORTFOLIO MANAGER. Mr. Marmon has primary responsibility for management of the Worldwide and Worldwide Core Portfolios. Mr. Marmon joined FFTW in 1990. He is one of seven senior portfolio managers in the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW's management. He also leads the Corporate Credit Team, which determines the security selection of corporate and high yield bonds. Mr. Marmon has a B.A. in economics from Alma College (1980) and a M.A. in economics from Duke University (1982).

STEWART M. RUSSELL, CO-CHIEF INVESTMENT OFFICER, MANAGING DIRECTOR, PORTFOLIO MANAGER. Mr. Russell has primary responsibility for management of the U.S. Inflation-Indexed Portfolio. Mr. Russell joined FFTW in 1992. Mr. Russell was named Chief Investment Officer in 2003 with responsibility for managing FFTW's absolute return strategies. He is a member of FFTW's Investment Strategy Group. He also co-heads FFTW's Interest Rate Strategy Team, which is responsible for all positioning in sovereign markets. Mr. Russell has a B.A. in government from Cornell University (1987) and a M.B.A in finance from New York University
(1992).

FFTW Funds, Inc.
Worldwide Core Portfolio
Prospectus dated May 1, 2003
Supplement Dated August 29, 2003


THE  FOLLOWING   INFORMATION  REPLACES  AND  SUPPLEMENTS  THE  SECTION  ENTITLED
"PORTFOLIO MANAGERS" IN THE PROSPECTUS FOUND ON PAGE 9 TO INCLUDE BIOGRAPHICAL INFORMATION FOR DAVID J. MARMON:

DAVID J. MARMON, MANAGING DIRECTOR, PORTFOLIO MANAGER. Mr. Marmon has primary responsibility for management of the Worldwide Core Portfolio. Mr. Marmon joined FFTW in 1990. He is one of seven senior portfolio managers in the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under FFTW's management. He also leads the Corporate Credit Team, which determines the security selection of corporate and high yield bonds. Mr. Marmon has a B.A. in economics from Alma College (1980) and a M.A. in economics from Duke University (1982).